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                                                                    Exhibit 10.3

                                RELEASE AGREEMENT


                  This Release Agreement is executed as of this 1st day of December, 2003 by Wells Fargo Bank Minnesota, National Association (the "TRUSTEE") and 6141005 Canada Inc. ("6141005").

                               W I T N E S S E T H

                  WHEREAS, reference is made to the indenture dated as of May 15, 2003 among Norske Skog Canada Limited, a Canadian corporation (the "COMPANY"), the guarantors named therein (the "GUARANTORS") and the Trustee, as supplemented by the First Supplemental Indenture dated as of December 1, 2003 (collectively, the "INDENTURE"), that governs the Company's US$400,000,000 aggregate principal amount of 85/8% Senior Notes due 2011 (the "NOTES");

                  WHEREAS, 6141005 is one of the Guarantors of the Notes under the Indenture;

                  WHEREAS, pursuant to a reorganization of the Company, 6141005 has transferred all of its assets to the Company and the Company has assumed all the liabilities of 6141005 (such transaction is referred to as the "ASSET TRANSFER");

                  WHEREAS, 6141005 now seeks to be released from its Guarantee of the Notes so that it may undertake a voluntary dissolution;

                  WHEREAS, pursuant to Section 10.05, in connection with the Asset Transfer, 6141005 shall be released from its Guarantee of the Notes under the Indenture,

                  WHEREAS, 6141005 has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel that all conditions precedent relating to the Asset Transfer have been complied with and the release of 6141005 from its Guarantee under the Indenture is authorized and permitted under the Indenture;

                  NOW, THEREFORE, in consideration of the foregoing premises, each of the undersigned hereby acknowledges and agrees as follows:

                  1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meaning as set forth in the Indenture.

                  2. TERMINATION AND RELEASE. The Trustee and 6141005 hereby agree that all of 6141005's obligations under the Indenture and the Guarantee endorsed on the Notes are hereby terminated, cancelled and of no further force and effect in accordance with Section 10.05 of the Indenture.

                  3. FURTHER ASSURANCES. The Trustee further agrees to furnish such additional releases, termination statements and such other and further documents, instruments, notices and agreements as may be reasonably requested by 6141005 or the Company from time to time, in order to effect and evidence more fully the matters covered hereby.


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                  4. CHOICE OF LAW; SEVERABILITY. This Release Agreement shall be governed by and construed in accordance with the laws of the State of New
York.

                  5. EFFECTIVENESS. This Release Agreement shall become effective as of the date first written above.

                  6. COUNTERPARTS. This Release Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Release Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  7. ENTIRE AGREEMENT. This Release Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Release Agreement as of the day and year first above written.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            By   /s/ Joseph P. O'Donnell
                                                 -------------------------------
                                                 Name: Joseph P. O'Donnell
                                                 Title: Assistant Vice President


                                            6141005 CANADA INC.

                                            By   /s/ Valerie Seager
                                                 -------------------------------
                                                 Name: Valerie Seager
                                                 Title: Corporate Secretary and
                                                        Legal Counsel